UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 5, 2008
NEENAH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52681	25-1618281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN	333-28751	39-1580331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 5, 2008, Neenah Foundry Company (the “Company”), an indirect wholly-owned subsidiary of Neenah Enterprises, Inc., and certain of its subsidiaries entered into a Consent and Joinder to Loan and Security Agreement (the “Consent”) with Bank of America, N.A., as Agent and as a lender, General Electric Capital Corporation, as a lender, and Wachovia Capital Finance Corporation (Central), as Syndication Agent and as a lender.
The Consent was entered into in connection with the Company’s request that the Agent and lenders consent to the acquisition discussed below under Item 8.01 and join the Company’s new wholly-owned subsidiary Morgan’s Welding, Inc. (formerly known as Neenah Welding, Inc.) to the Company’s Amended and Restated Loan and Security Agreement as a borrower thereunder.
A copy of the Consent is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
On August 11, 2008, Neenah Enterprises, Inc. and Neenah Foundry Company (collectively, “Neenah”) announced that Neenah will host a conference call at 9:00 a.m. (Central Time) on Thursday, August 14, 2008 to discuss Neenah’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. A replay of this call will be available until August 21, 2008. Details of the call and the replay thereof are included in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 8.01. Other Events.
On August 11, 2008, Neenah issued a press release announcing that a new wholly-owned subsidiary of the Company has purchased substantially all of the business and assets of Morgan’s Welding, Inc., a steel fabricator located in Pennsylvania, for a cash purchase price of $3.85 million plus the assumption of approximately $0.3 million of current liabilities, subject to a working capital adjustment. Upon closing, the new subsidiary changed its name to Morgan’s Welding, Inc.
A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Consent and Joinder to Loan and Security Agreement, dated as of August 5, 2008

99.1	Press Release, dated August 11, 2008, announcing conference call to discuss quarterly results

99.2	Press Release, dated August 11, 2008, relating to acquisition of Morgan’s Welding, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NEENAH ENTERPRISES, INC.

Date: August 11, 2008	/s/ Jeffrey S. Jenkins

	Name:	Jeffrey S. Jenkins
	Title:	Corporate Vice President - Finance and Interim Chief Financial Officer

NEENAH FOUNDRY COMPANY

Date: August 11, 2008	/s/ Jeffrey S. Jenkins

	Name:	Jeffrey S. Jenkins
	Title:	Corporate Vice President - Finance and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consent and Joinder to Loan and Security Agreement, dated as of August 5, 2008

99.1	Press Release, dated August 11, 2008, announcing conference call to discuss quarterly results

99.2	Press Release, dated August 11, 2008, relating to acquisition of Morgan’s Welding, Inc.

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